Exhibit 99.4

April 13, 2011

All Silgan Plastics Employees

This morning Silgan Holdings announced that we have reached a definitive agreement to acquire Graham Packaging Company. Graham is a worldwide leader in blow-molded plastic containers for consumer product companies employing over 8,000 individuals, with 97 plants in 15 countries across North America, Europe, South America and Asia. Pro forma net sales, including the acquisition of Liquid Container, were approximately $2.8 billion in 2010. The acquisition is expected to close in the 3rd Quarter, subject to customary conditions and shareholder voting.

The Graham acquisition, which will essentially double the size of Silgan, reinforces the company’s commitment to and focus on the food and specialty beverage markets and enhances our offering to the rigid plastic packaging market. The combined Plastics business will operate under the name of Silgan Graham Plastics and will be a leading manufacturer of blow-molded plastic containers in North America while also being the largest operating company within Silgan Holdings. The advantages of greater scale, broader geographic reach, and access to new technologies and products, will significantly strengthen our competitive position while enhancing our ability to meet our customers’ needs. The combined business will be headquartered in York, Pennsylvania.

In addition to food and specialty beverage markets the combined plastics business will also continue to stay focused on and committed to the personal care, healthcare, household and industrial chemical and automotive markets.

Over the next 90 days we will be learning more about Graham’s business and finalizing a comprehensive integration plan to ensure an orderly and seamless transition. I will be a member of the integration team working to define a clear path forward regarding the future organization structure, business processes, systems, and people. Adam Greenlee, EVP & COO of Silgan, will oversee the integration efforts and be responsible for the leadership of Silgan Graham Packaging. As this plan is developed we are committed to communicating details to you in a timely and thoughtful manner.

As with any business combination of this size there will inevitably be changes we will all need to manage through. During this transition period it is critical that we stay focused on our number one job, serving our customers, while honoring the Silgan legacy of always “Doing the Right Thing”.

I would like to thank all of you for your continued commitment and support.

Sincerely,

Alan H. Koblin

Additional Information and Where to Find It:

The proposed merger transaction involving Silgan and Graham will be submitted to the respective stockholders of Silgan and Graham for their consideration. In connection with the proposed merger, Silgan will prepare a registration statement on Form S-4 that will include a joint proxy statement/prospectus for the stockholders of Silgan and Graham to be filed with the Securities and Exchange Commission (the “SEC”), and each will mail the joint proxy statement/prospectus to their respective stockholders and file other documents regarding the proposed transaction with the SEC as well. Silgan and Graham urge investors and stockholders to read the joint proxy statement/prospectus when it becomes available, as well as other documents filed with the SEC, because they will contain important information. Investors and security holders will be able to receive the registration statement containing the proxy statement/prospectus and other documents free of charge at the SEC’s web site, http://www.sec.gov, from Silgan at 4 Landmark Square, Suite 400, Stamford, CT 06901, or from Graham at 2401 Pleasant Valley Road, York, PA 17402.

Participants in Solicitation:

Silgan, Graham and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the respective stockholders of Silgan and Graham in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the respective stockholders of Silgan and Graham in connection with the proposed merger will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. You can find information about Silgan’s executive officers and directors in its definitive proxy statement for its 2010 annual meeting of stockholders, which was filed with the SEC on April 29, 2010. You can find more information about Graham’s executive officers and directors in its definitive proxy statement for its 2010 annual meeting of stockholders, which was filed with the SEC on April 30, 2010. You can obtain free copies of these documents from Silgan and Graham using the contact information above.

Forward Looking Statements:

Information provided and statements contained in this document that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this document, and Silgan and Graham assume no obligation to update the information included in this document. Such forward-looking statements include information concerning Silgan’s or Graham’s possible or assumed future results of operations. These statements often include words such as “approximately,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions and may include, but are not limited to, statements about the benefits of the proposed merger between Silgan and Graham, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions and other statements that are not historical fact. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Silgan’s and Graham’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Silgan’s and Graham’s control. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict, including, without limitation, the expected closing date of the transaction; the possibility that the expected synergies and value creation from the proposed merger will not be realized, or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; disruption from the merger making it more difficult to maintain business and operational relationships; the risk that unexpected costs will be incurred; changes in economic conditions, political conditions, trade protection measures, licensing requirements and tax matters in the foreign countries in which Silgan and Graham do business; the possibility that the merger does not close, including, but not limited to, due to the failure to satisfy the closing conditions; the risk that a regulatory approval may be obtained subject to conditions; the risk that financing for the transaction may not be available on favorable terms; and Silgan’s and Graham’s ability to accurately predict future market conditions. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in Silgan’s 2010 Annual Report on Form 10-K, Graham’s 2010 Annual Report on Form 10-K and each company’s other filings with the SEC available at the SEC’s website (http://www.sec.gov). Although Silgan and Graham believe that the expectations reflected in such forward-looking statements are reasonable as of the date made, expectations may prove to have been materially different from the results expressed or implied by such forward-looking statements. Unless otherwise required by law, Silgan and Graham also disclaim any obligation to update their view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made in this document.